UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________________________________________________________________________________
FORM 8-K
________________________________________________________________________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2020
________________________________________________________________________________________________________________
ALTRIA GROUP, INC.
(Exact name of registrant as specified in its charter)
______________________________________________________________________________________________________________

Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street,	Richmond,	Virginia	23230
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (804) 274-2200
_______________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.33 1/3 par value	MO	New York Stock Exchange
1.000% Notes due 2023	MO23A	New York Stock Exchange
1.700% Notes due 2025	MO25	New York Stock Exchange
2.200% Notes due 2027	MO27	New York Stock Exchange
3.125% Notes due 2031	MO31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Shareholder Approval of Performance Incentive Plan

On May 14, 2020, Altria Group, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, shareholders approved the Company’s 2020 Performance Incentive Plan (the “2020 PIP”), which had been previously approved by the Company’s Board of Directors (the “Board”) subject to shareholder approval.

The 2020 PIP provides for annual and long-term incentive awards to eligible employees of the Company or its subsidiaries or affiliates. Awards may be paid in the form of cash, restricted stock, restricted stock units, performance stock units, stock options, stock appreciation rights or other stock-based awards or any combination thereof, as determined by the Compensation and Talent Development Committee of the Board. Twenty-five million shares of the Company’s common stock are reserved for awards under the 2020 PIP.

The material terms of the 2020 PIP are described under “Proposal 4 - Approval of the 2020 Performance Incentive Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 2, 2020, as amended by the Company’s Supplement to Proxy Statement on Schedule 14A filed on April 17, 2020. This description is incorporated by reference in Item 5.02 of this Current Report on Form 8-K.

A copy of the 2020 PIP is attached as Exhibit 10.1 and incorporated by reference in Item 5.02 of this Current Report on Form 8-K.
Board Changes
On May 14, 2020, the Board elected William F. Gifford, Jr., the Company’s Chief Executive Officer, to the Board effective immediately. The Board also elected Mr. Gifford as a member of the Executive Committee of the Board.
Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
In connection with the Board’s decision to elect Mr. Gifford to the Board, on May 14, 2020, the Board approved amendments to the Company’s Amended and Restated By-Laws. These amendments became effective immediately.
A copy of the Company’s Amended and Restated By-Laws is attached as Exhibit 3.1 and is incorporated by reference in Item 5.03 of this Current Report on Form 8-K.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

There were 1,607,574,122 shares of the Company’s common stock represented in person or by proxy at the Annual Meeting, constituting 86.50% of outstanding shares on March 23, 2020, the record date for the Annual Meeting. The matters voted upon at the Annual Meeting and the final voting results are set forth below:

Proposal 1:    To Elect Ten Directors of the Company.

Name	For	Against	Abstain	Broker Non-Vote
John T. Casteen III	1,174,357,817	57,450,062	8,121,961	367,644,282
Dinyar S. Devitre	1,186,545,455	45,632,010	7,752,375	367,644,282
Thomas F. Farrell II	1,148,124,241	83,086,040	8,719,559	367,644,282
Debra J. Kelly-Ennis	1,215,916,790	16,261,351	7,751,699	367,644,282
W. Leo Kiely III	1,162,247,209	69,551,277	8,131,354	367,644,282
Kathryn B. McQuade	1,169,414,727	62,608,189	7,906,924	367,644,282
George Muñoz	1,156,099,418	76,195,295	7,635,127	367,644,282
Mark E. Newman	1,218,341,329	13,145,293	8,443,218	367,644,282
Nabil Y. Sakkab	1,189,754,645	42,163,443	8,011,752	367,644,282
Virginia E. Shanks	1,187,273,012	44,437,355	8,219,473	367,644,282

All director nominees were duly elected.

Proposal 2:	Ratification of the Selection of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2020.

For	Against	Abstain
1,549,420,410	47,617,645	10,536,067
The selection of the Independent Registered Public Accounting Firm was ratified.

Proposal 3:	Non-Binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers.

For	Against	Abstain	Broker Non-Vote
606,512,947	623,301,923	10,114,970	367,644,282
The proposal was defeated on an advisory basis.

Proposal 4:     Approval of the 2020 Performance Incentive Plan.

For	Against	Abstain	Broker Non-Vote
1,179,323,834	51,387,157	9,218,849	367,644,282
The 2020 Performance Incentive Plan was approved.

Proposal 5:     Shareholder Proposal - Disclosure of Lobbying Policies and Practices.

For	Against	Abstain	Broker Non-Vote
380,792,003	838,830,343	20,307,494	367,644,282
The proposal was defeated.

Proposal 6:     Shareholder Proposal - Report on the Company’s Underage Tobacco Prevention Policies.

For	Against	Abstain	Broker Non-Vote
441,264,889	763,832,461	34,832,490	367,644,282
The proposal was defeated.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated By-Laws of Altria Group, Inc. (effective as of May 14, 2020)
10.1
2020 Performance Incentive Plan (incorporated by reference to Exhibit A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 2, 2020, as amended by the Company’s Supplement to Proxy Statement on Schedule 14A filed on April 17, 2020 (File No. 1-08940))

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Vice President, Corporate Secretary and Associate General Counsel
DATE: May 18, 2020

4